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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                  MARCH 10, 2000
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                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




         PENNSYLVANIA                    1-3551                  25-0464690
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA  15219
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              (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code         (412) 553-5700
                                                   -----------------------------


                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          On March 10, 2000, Equitable Resources, Inc. (the Registrant; NYSE:
          EQT) announced the combination of its Gulf of Mexico exploration and production unit with Westport Oil and Gas Company, a private oil and gas exploration company based in Denver. As part of the transaction, Equitable will receive approximately $50 million in cash and a large minority interest in Westport.

          A copy of the press release is included as Exhibit 99 to this report.

ITEM 7.   FINANCIAL STATEMENTS

     (c)  EXHIBITS

          Exhibit
          Number        Description
          -------       -----------
          Exhibit 99    Equitable Resources, Inc., press release announcing the
                        combination of its Gulf of Mexico exploration and production unit with Westport Oil and Gas Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                      EQUITABLE RESOURCES, INC.
                                                    ----------------------------
                                                             (Registrant)



                                                By      /s/ David L. Porges
                                                    --------------------------
                                                            David L. Porges
                                                    Executive Vice President and
                                                       Chief Financial Officer

         March 10, 2000
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                                  EXHIBIT INDEX

Exhibit No.           Document Description                   Sequential Page No.
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     99        Equitable Resources, Inc. press  release               5
               announcing the combination of its Gulf of Mexico exploration and production unit with Westport Oil and Gas Company.